POST-EVENT NOTICE OF REPORTABLE EVENTS

PBGC Form 10
Approved OMB #1212-0013
Expires 11/30/2018

PBGC
Protecting America's Pensions

This form may be used by a plan administrator or contributing sponsor of a single-employer plan when notifying the Pension Benefit Guaranty Corporation that a reportable event has occurred. For questions regarding this form, contact (202) 326-4070 or post-event.report@pbgc.gov

IDENTIFYING INFORMATION

Plan name: Hancock Fabrics Retirement Plan

Name of filer: Hancock Fabrics, Inc.

Street address of filer: 1 Fashion Way

City, State, Zip: Baldwyn, MS 38824

EIN of contributing sponsor: 6 4 0 7 4 0 9 0 5

Plan number: 0 0 2

Filer is: ☐ Plan administrator ☐ Contributing sponsor

Name of authorized contact at filer: Rebecca I Flick

Title of contact: EVP & CFO

Email address of contact: rflick@hancockfabrics.com

Street address of contact: 1 Fashion Way

City, State, Zip: Baldwyn, MS 38824

Telephone number of contact: +1 (662) 365-6020 Ext

REPORTABLE EVENTS

See instructions for descriptions of these events. Check all boxes that apply.

- ☐ Active participant reduction
- ☒ Failure to make required contributions under $1M
- ☐ Inability to pay benefits when due
- ☐ Distribution to a substantial owner
- ☐ Transfer of benefit liabilities
- ☐ Change in contributing sponsor or controlled group
- ☐ Liquidation
- ☐ Extraordinary dividend or stock redemption
- ☐ Application for minimum funding waiver
- ☐ Loan default
- ☐ Insolvency or similar settlement

BRIEF DESCRIPTION

Briefly describe the pertinent facts relating to each event.

Hancock Fabrics, Inc. will not be making the required contribution of $603,086 to it's Retirement Plan on July 15, 2016 due to filing Chapter 11 Bankruptcy.

The next page lists additional information that must be submitted with this form, if not included above.

ADDITIONAL INFORMATION TO BE FILED

Check box to indicate the item is attached. If not attached, explain on next page.

Active Participant Reduction

- ☐ *Single cause event* - statement explaining the cause of the reduction (e.g., facility shutdown or sale, discontinued operations, winding down of the company, or reduction in force).
- ☐ *Attrition event* - statement of factors involved in the attrition such as frozen plan, aging workforce or improved operational efficiencies that do not require replacing departing active participants
- ☐ Number of active participants at the date the event occurs and at the beginning of the plan year in which the event occurred. If reporting two-year reduction, also include number at beginning of plan year two years prior to the plan year in which the event occurred.

Failure to Make Required Contributions

- ☒ Due date and amount of the missed contribution
- ☒ Due date and amount of the next payment due
- ☒ Due date and amount of all contributions not timely made and not reported on the last Schedule SB filed
- ☒ Date and amount of any contribution(s) made related to the missed contribution(s)
- ☒ Reason contribution was not made by due date
- ☒ Description of the plan's controlled group structure, including the name of each controlled group member
- ☒ Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN
- ☒ Actuarial Information (see instructions)
- ☒ Financial Information (see instructions)

Inability to Pay Benefits When Due

- ☐ Date of any missed benefit payment and amount of benefits due
- ☐ Next date on which the plan is expected to be unable to pay benefits, the amount of the projected shortfall, and the number of plan participants expected to be affected
- ☐ Amount of the plan's liquid assets at the end of the quarter, and the amount of its disbursements for the quarter
- ☐ Name, address and phone number of plan trustee (and of any custodian)
- ☐ Most recent pension plan document(s)
- ☐ The Internal Revenue Service Determination Letter indicating the plan is a covered plan, if applicable
- ☐ Description of the plan's controlled group structure, including the name of each controlled group member
- ☐ Actuarial Information (see instructions)
- ☐ Financial Information (see instructions)

Distribution to a Substantial Owner

- ☐ Name, address and phone number of person receiving the distribution(s)
- ☐ Amount, form and date of each distribution
- ☐ Reason for distribution

Transfer of Benefit Liabilities

- ☐ Name, contributing sponsor, EIN/PN, and contact information of transferee plan(s)
- ☐ Description of the transferor and transferee's controlled group structures, including the name of each controlled group member
- ☐ Explanation of the actuarial assumptions used in determining the value of benefit liabilities (and, if appropriate, plan assets) transferred
- ☐ Estimate of the assets, liabilities, and number of participants whose benefits are transferred (liabilities and participants should be broken down by status - active, term vested, and retirees)
- ☐ Financial Information for the transferor and transferee's controlled group (see instructions)

Change in Contributing Sponsor or Controlled Group

- ☐ Description of the plan's old and new controlled group structures, including the name of each controlled group member
- ☐ Name of each plan maintained by any member of the plan's old and new controlled groups, its contributing sponsor(s) and EIN/PN
- ☐ Financial Information for the old and new controlled group (see instructions)

Liquidation

- ☐ Description of the plan's controlled group structure before and after the liquidation, including the name of each controlled group member
- ☐ Operational status of each controlled group member (in Chapter 7 proceedings, liquidating outside of bankruptcy, on-going, etc.)
- ☐ Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN
- ☐ Statement whether the recipient was a member of the plan's controlled group
- ☐ Actuarial Information (see instructions)
- ☐ Financial Information (see instructions)

- [ ] If the plan sponsor is expected to cease or has ceased substantially all operations also provide:
  - Date on which substantially all operations are expected to cease or have ceased
  - Most recent pension plan document(s)
  - Address of each controlled group member
  - The Internal Revenue Service Determination Letter indicating the plan is a covered plan, if applicable

Extraordinary Dividend or Stock Redemption

- [ ] Name and EIN of person making the distribution
- [ ] Date and amount of cash distribution(s) during fiscal year
- [ ] Description, fair market value, and date or dates of any non-cash distributions
- [ ] Statement whether the recipient was a member of the plan's controlled group
- [ ] Financial Information (see instructions)

Application for Minimum Funding Waiver

- [ ] Copy of waiver application, with all attachments
- [ ] Minimum funding projections for the next 5 years (with and without the waiver) including all details supporting the calculations and all assumptions, to the extent not included in the waiver application

Loan Default

- [ ] Copy of the relevant loan documents (e.g., promissory note, security agreement, loan agreement amendments and waivers)
- [ ] Due date and amount of any missed payment
- [ ] Copy of any written notice of default or any notice of acceleration from lender, any notice of forbearance, or loan agreement amendment or waiver
- [ ] Description of any cross-defaults or anticipated cross-defaults
- [ ] Description of the plan's controlled group structure, including the name of each controlled group member
- [ ] Actuarial Information (see instructions)
- [ ] Financial Information (see instructions)

Insolvency or Similar Settlement

- [ ] Name, address and phone number of any trustee, receiver or similar person
- [ ] Docket number of court filing and location of the court where any relevant proceeding was or will be filed (if known)
- [ ] Description of the plan's controlled group structure, including the name of each controlled group member
- [ ] Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN
- [ ] Actuarial Information (see instructions)
- [ ] Financial Information (see instructions)

MISSING INFORMATION

If required information has not been submitted with this Form 10, explain below.

FILING INFORMATION

7-15-2016

Date of Event

7-15-2016

Notice Filing Date (if late, explain below)

8-15-2016

Notice Due Date

REASON FOR LATE FILING OR ATTRITION EVENT EXTENTION CLAIMED

If filing is late or an extension for an attrition event is claimed, explain below.

CERTIFICATION

I certify that, to the best of my knowledge and belief, the information submitted in this filing is true, correct, and complete. In making this certification, I recognize that knowingly and willfully making false, fictitious, or fraudulent statements to the PBGC is punishable under 18 U.S.C. § 1001.

[signature]	Rebecca I. Flick, EVP & CFO
Signature of Individual Submitting Form	Name and Title of Individual Submitting Form
+1 (662) 365-6020	Hancock Fabrics, Inc.
Telephone Number of Individual Submitting Form	Employer of Individual Submitting Form

ATTACHMENT TO FORM 10
HANCOCK FABRICS RETIREMENT PLAN

EIN: 64-0740905
Plan Number: 002

The following information is provided with respect to the failure to make required contributions (under $1 million) to the above plan:

1. **Due date and amount of the missed contribution:** $603,086.00 due July 15, 2016.

2. **Due date and amount of the next payment due:** $328,619.00 due September 15, 2016.

3. **Due date and amount of the next payment due:** $603,086.00 due October 15, 2016.

4. **Due date and amount of all contributions not timely made and not reported on the last Schedule SB filed**: All contributions other than the January 15, 2016 and April 15, 2016 contributions were timely made.

5. **Date and amount of any contribution(s) made related to the missed contribution(s)**: No part of the missed contribution has been made.

6. **Reason contribution was not made by due date:** The contribution was not made due to the sponsor's Chapter 11 filing.

7. **Description of the plan's controlled group structure, including the name of each controlled group member:** *[Previously provided]*

8. **Name of each plan maintained by any member of the plan's controlled group, its contributing sponsor(s) and EIN/PN:** No other plans are maintained.

9. **Actuarial Information (see instructions):** *[Previously provided]*

10. **Financial Information (see instructions)**: *[Previously provided]*